UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) December 11, 2006
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                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)


       Massachusetts                001-07172                    13-2755856
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      (State or other          (Commission file No.)          (IRS Employer
       jurisdiction of                                          I.D. No.)
       incorporation)

        60 Cutter Mill Road, Suite 303, Great Neck, New York         11021
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           (Address of principal executive offices)             (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        --        Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

        --        Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        --        Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

        --        Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events.

On December 5, 2006, BRT Realty Trust (the "registrant") entered into an Underwriting Agreement (the "Agreement") with Friedman, Billings, Ramsey & Co., Inc., as representative of the several underwriters named in the Agreement (the "Underwriters"), in connection with the public offering of 2,800,000 of its shares of beneficial interest, par value $3.00 per share (the "Common Shares"), pursuant to which, among other things, it granted the Underwriters an over-allotment option to purchase up to an additional 420,000 Common Shares, exercisable on or before December 14, 2006. A copy of the Agreement is attached as Exhibit 10.1 to the registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2006.

On December 11, 2006, the registrant sold 2,800,000 Common Shares to the Underwriters, deriving net proceeds of approximately $74.3 million, before expenses. On December 13, 2006, the Underwriters exercised their over-allotment option in part and purchased an additional 132,500 Common Shares, resulting in additional net proceeds to the registrant of approximately $3.5 million. The net proceeds received by the registrant on December 11, 2006 have been used to reduce indebtedness under the registrant's margin lines of credit and under its revolving credit facility. The net proceeds received by the registrant from the exercise by the Underwriters of their over-allotment option have been used to further reduce indebtedness under the registrant's revolving credit facility.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRT REALTY TRUST



Date:     December 15, 2006           By:  /s/ Simeon Brinberg
                                      -----------------------------------
                                      Simeon Brinberg
                                      Senior Vice President and Secretary